DIAMOND HILL FUNDS

Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund

Supplement dated April 6, 2020
to the Summary Prospectus of the Diamond Hill Small-Mid Cap Fund and
to the Summary Prospectus of the Diamond Hill Mid Cap Fund, and
to the Diamond Hill Funds' Prospectus
dated February 28, 2020, as amended

Summary Prospectuses

Effective April 6, 2020, Jeannette Hubbard is no longer an Assistant Portfolio Manager of the Diamond Hill Small-Mid Cap Fund and the Diamond Hill Mid Cap Fund. All references to Ms. Hubbard on page 3 of each of these Summary Prospectuses are removed.

Prospectus

Effective April 6, 2020, Jeannette Hubbard is no longer an Assistant Portfolio Manager of the Diamond Hill Small-Mid Cap Fund and the Diamond Hill Mid Cap Fund. All references to Ms. Hubbard on pages 6, 9, 50 and 51 are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE